Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 33-20186, Form S-8 No. 33-29038, Form S-8 No. 33-39453, Form S-8
No. 33-44108, Form S-8 No. 33-89586, Form S-8 No. 33-89592, Form S-8 No.
333-05309, Form S-8 No. 333-05251, Form S-3 No. 33-46870, Form S-3 No.
333-09113, Form S-4 333-32109 and Form S-4 No. 333-32109-01) of Sovereign
Bancorp, Inc. of our report dated December 4, 1997, with respect to the supplemental consolidated financial statements of Sovereign Bancorp, Inc. included in its Current Report on Form 8-K to be filed on or about December 8, 1997, with the Securities and Exchange Commission.


/s/ ERNST & YOUNG LLP
Harrisburg, Pennsylvania
December 4, 1997